TENNESSEE
Commerce
Bancorp, Inc.
TAKING CARE OF BUSINESS

Tennessee Commerce Bancorp, Inc.
TNCC
April 21, 2010
Conference Call
NASDAQ:TNCC
www.tncommercebank.com
As of March 31, 2010

Cautionary Note Regarding Forward-
Looking Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934. Forward-looking statements, which are based on assumptions and estimates and describe our future plans, strategies, and expectations, are generally identifiable by the use of the words “anticipate,” “will,” “believe,” “may,” “could,” “would,” “should,”
“estimate,” “expect,” “intend,” “seek,” or similar expressions. These forward-looking statements may address, among other things, our business plans, objectives or goals for future operations or expansion, our forecasted revenues, earnings, assets, or other measures of performance, or estimates of risks and future costs and benefits. Although these statements reflect our good faith belief based on current expectations, estimates and projections, they are subject to risks, uncertainties and assumptions, and are not guarantees of future performance. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this include, but are not limited to:
 • Our potential growth, and the need for sufficient capital to support that growth;
 • Changes in the quality or composition of our loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers;
 • An insufficient allowance for loan losses as a result of inaccurate assumptions;
 • The strength of the economies in our market area, as well as general economic market or business conditions;
 • Changes in demand for loan products and financial services;
 • Increased competition or market concentration;
 • Concentration of credit exposure;
 • Changes in interest rates, yield curves and interest rate spread relationships;
 • Our ability to maintain adequate and timely sources of liquidity;
 • Possible adverse rulings, judgments, settlements and other outcomes of pending litigation; and
 • Laws and regulations affecting financial institutions in general.
If one or more of these risks or uncertainties materialize, or if any of our underlying assumptions prove incorrect, our actual results, performance, or achievements may vary materially for future results, performance, or achievements expressed or implied by these forward-looking statements.
All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements in this section. We do not intend to and assume no responsibility for updating or revising any forward-looking statements contained in this presentation, whether as a result of new information, future events, or otherwise.

As of March 31, 2010

For the Quarter Ending March 31,		2010		2009	% Change
Earnings:					
Net Interest Income	$	13,249	$	9,840	34.64%
Non-Interest Income		687		27	2444.44%
Provision for Loan Losses		4,600		8,514	-45.97%
Operating Expense		6,509		4,933	31.95%
Operating Income		2,827		(3,580)	178.97%
Applicable Tax		1,098		(1,364)	180.50%
Net Income (loss)		1,729		(2,216)	178.02%
Preferred Dividends		375		444	-15.54%
Net Income Available to Common Shareholders	$	1,354	$	(2,660)	150.90%
At March 31					
Total Assets	$	1,382,851	$	1,275,134	8.45%
Net Loans		1,166,061		1,088,518	7.12%
Earning Assets		1,272,277		1,188,556	7.04%
Allowance for Loan Losses		20,110		15,424	30.38%
Deposits		1,239,835		1,095,307	13.20%
Shareholders' Equity	$	98,407	$	101,747	-3.28%
Total Shares Outstanding		5,648,384		4,731,696	19.37%
Significant Ratios - 1st Quarter					
Net Interest Margin		4.25%		3.39%	25.37%
Return on Average Assets		0.40%		-0.86%	-146.51%
Return on Average Common Equity		8.13%		-15.22%	-153.42%
Efficiency Ratio		46.71%		49.99%	-6.56%
Loan Loss Reserve/Loans		1.70%		1.40%	21.43%
Capital/Assets		7.12%		7.69%	-7.41%
Basic Earnings per Share - YTD	$	0.24	$	(0.56)	-142.86%
Diluted Earnings per Share - YTD	$	0.24	$	(0.56)	-142.86%

Financial Summary

As of March 31, 2010

50,000
40,000
30,000
20,000
10,000
-

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
$	7,900	8,811	14,232	36,155	38,992	31,207	31,440	21,293	41,504

TENNESSEE Commerce Bancorp, Inc.

Non-Performing Assets / Total Loans

As of March 31, 2010
As of March 31, 2010

25,000
20,000
15,000
10,000
5,000
-

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
$	2,745	2,227	5,256	6,266	23,069	11,546	9,518	2,473	18,512

Tennessee Commerce Bancorp, Inc.

Non-Accrual Loan Inflows

As of March 31, 2010

ATA's Adjusted Monthly Truck Tonnage Index
120.0
115.0
110.0
105.0
100.0
95.0
Feb-08
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Adjusted Index
3-Month Centered Moving Average

TENNESSEE Commerce Bancorp, Inc.

Monthly Truck Tonnage Index

Source: American Trucking Association
As of March 31, 2010

5.00
4.00
3.00
2.00
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
%	3.30	3.44	3.46	3.48	3.39	3.45	3.61	4.18	4.25

TENNESSEE Commerce Bancorp, Inc.

Net Interest Margin

As of March 31, 2010

2.00
1.50
1.00

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
%	1.28	1.23	1.22	1.30	1.40	1.65	1.70	1.70	1.70

TENNESSEE Commerce Bancorp, Inc.

Allowance for Loan Losses / Total Loans

As of March 31, 2010

Loan Composition
Classification		% of Total Loans
Commercial and Industrial (C&I)
Direct	$369,772	31.17%
Indirect Large	124,745	10.52%
Indirect Small	156,865	13.22%
TOTAL C&I	651,382	54.91%
Real Estate (RE)
Multi-family, Owner & Non- Owner Occupied	268,119	22.60%
Construction	135,416	11.42%
1-4 Family	44,339	3.74%
TOTAL RE	447,874	37.76%
Other
Tax Leases	83,334	7.03%
Consumer	3,581	0.30%
TOTAL Other	86,915	7.33%
Total Loans	$1,186,171	100.00%

As of March 31, 2010

Classification	% of Total Loans	Total Charge-offs $	% of Total Charge-offs	NPA's $	% of NPA's
Commercial and Industrial (C&I)					
Direct	31.17%	$181	4.02%	$3,359	8.09%
Indirect Large	10.52%	382	8.48%	3,275	7.89%
Indirect Small	13.22%	3,785	84.00%	23,612	56.89%
TOTAL C&I	*54.91%*	*4,348*	*96.50%*	*30,246*	*72.87%*
Real Estate (RE)					
Multi-family, Owner & Non-Owner Occupied	22.60%	-	0.00%	1,906	4.59%
Construction	11.42%	80	1.77%	7,631	18.39%
1-4 Family	3.74%	78	1.73%	1,212	2.92%
TOTAL RE	*37.76%*	*158*	*3.50%*	*10,749*	*25.90%*
Other					
Tax Leases	7.03%	-	0.00%	-	0.00%
Consumer	0.30%	-	0.00%	30	0.07%
Other Real Estate Owned	-	-	0.00%	480	1.16%
TOTAL Other	*7.33%*	*-*	*0.00%*	*510*	*1.23%*
Total	**100.00%**	**$4,506**	**100.00%**	**$41,504**	**100.00%**

TENNESSEE Commerce Bancorp, Inc.

Credit Quality

As of March 31, 2010

15,000
10,000
5,000
-

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
$	1,600	2,340	1,850	3,321	8,514	13,125	5,250	4,150	4,600

Provision for Loan Losses

As of March 31, 2010

20.00
15.00
10.00
5.00
0.00

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
%	15.63	16.20	16.59	17.52	18.30	18.85	17.81	12.13	11.42

Construction Loans / Total Loans

As of March 31, 2010

25.00
20.00
15.00
10.00
5.00
0.00
2008 Q1
2008 Q2
2008 Q3
2008 Q4
2009 Q1
2009 Q2
2009 Q3
2009 Q4
2010 Q1
%
19.61
19.74
20.00
16.73
16.09
16.05
15.19
14.26
13.22

TENNESSEE Commerce Bancorp, Inc.

Indirect Small Ticket / Total Loans

As of March 31, 2010

12.00%
10.00%
8.00%

	2008 Q1	2008 Q2	2008 Q3	2008 Q4	2009 Q1	2009 Q2	2009 Q3	2009 Q4	2010 Q1
Total Capital	10.17%	10.31%	10.18%	11.01%	10.61%	10.53%	10.68%	10.63%	10.72%
Tier I Capital	8.94%	9.14%	9.01%	9.79%	9.36%	9.28%	9.43%	9.37%	9.46%
Tier I Leveraged Capital	8.56%	8.83%	8.52%	9.26%	8.98%	8.79%	8.66%	8.74%	8.78%

TENNESSEE Commerce Bancorp, Inc.

Capital Ratios-Bank Level

Ratios to be well capitalized : 10.00%, 6.00% and 5.00%, respectively
As of March 31, 2010

TNCC
SNL Bank Peer Group
$250.00
$175.00
$100.00
$25.00
04/16/07
06/16/07
08/16/07
10/16/07
12/16/07
02/16/08
04/16/08
06/16/08
08/16/08
10/16/08
12/16/08
02/16/09
04/16/09
06/16/09
08/16/09
10/16/09
12/16/09
02/16/10
04/16/10

Tangible Book Value / Share

Source: SNL
Peer Group: NASDAQ Publicly Traded Banks with $1 Billion - $5 Billion in Assets
As of March 31, 2010